T. Rowe Price Growth Stock Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024, as supplemented

The fund currently has the following investment policy:

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks of a diversified group of growth companies.

Effective March 1, 2025, this investment policy will be replaced with the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with growth characteristics.

The date of this supplement is December 27, 2024.

F40-041 12/27/24